SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 21, 2003

(Date of earliest event reported)

JOHNSONDIVERSEY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-97427 (Commission File Number)	39-1877511 (IRS Employer Identification No.)

8310 16th Street

Sturtevant, Wisconsin 53177-0902

(Address of principal executive offices, including zip code)

(262) 631-4001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Exhibits

(a) Financial Statements of Businesses Acquired:

     Not applicable.

(b) Pro Forma Financial Information:

     Not applicable.

(c) The following exhibit is filed as a part of this current report on Form 8-K:

Exhibit Number	Description

99.1	Slide presentation made by JohnsonDiversey, Inc. on May 21, 2003.

Item 9	Disclosure of Results of Operations and Financial Condition

On May 21, 2003, JohnsonDiversey, Inc. made a slide presentation to its senior creditors reviewing its general business operations and its operating performance for its fiscal year 2002 and its first quarter 2003. A copy of the presentation is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference. In accordance with SEC Release No. 33-8216, the information filed in this current report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 of Form 8-K. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. Furnishing this current report on Form 8-K does not constitute an admission by JohnsonDiversey as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JOHNSONDIVERSEY, INC. (a Delaware Corporation)

By:	/s/ Michael J. Bailey
Name: Michael J. Bailey Title: Executive Vice President and Chief Financial Officer

Dated: May 23, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation made by JohnsonDiversey, Inc. on May 21, 2003.